SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 18, 2000


                              SILICON GAMING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          California                    0-28294                   77-0357939
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


2800 W. Bayshore Road, Palo Alto, California                        94303
--------------------------------------------                      ----------
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (650) 842-9000


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

On May 18, 2000, the company issued the press release set forth on Exhibit 99.1, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   Exhibit No.          Description
   -----------          -----------

      99.1              Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          SILICON GAMING, INC.



Date: May 19, 2000                        By /s/ Andrew Pascal
                                             -----------------------
                                             Andrew Pascal
                                             Chief Executive Officer
                                             and President